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                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors
BioLabs, Inc.

We hereby consent to the use of our reports dated April 13, 2000 and February 12, 1999, on the financial statements of Biotherapies, Inc. included in this Amendment No. 1 to the Current Report on Form 8-K of BioLabs, Inc.


/s/ Plante & Moran, LLP

Plante & Moran, LLP

Ann Arbor, Michigan
September 14, 2001